UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            February 16, 2001
                                                  ------------------------------


                                    NN, INC.
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             (Exact name of registrant as specified in its charter)


     DELAWARE                         0-23485                    62-1096725
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)


2000 Waters Edge Drive, Johnson City, Tennessee                  37604
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code           (423) 743-9151
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                                      None
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          (Former name or former address, if changed since last report)



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Item 2.   Acquisition or Disposition of Assets.

     NN, Inc., a Delaware corporation ("NN"), acquired all of the outstanding stock of The Delta Rubber Company, a Connecticut corporation ("Delta"), on February 16, 2001. Delta provides high quality engineered bearing seals and other precision-molded rubber products to original equipment manufacturers. NN plans to continue the operation of the Delta business, which consists of one manufacturing facility located in Danielson, Connecticut.

     NN acquired Delta by purchasing the outstanding stock from Delta's shareholders for $22.5 million in cash, of which $500,000 is to be held in escrow for one year. The purchase price was based on Delta's existing customer base, financial performance and the expectation that Delta's products and customers will compliment NN's existing business. Financing for the transaction was provided by AmSouth Bank.

     The Stock Purchase Agreement and the press release issued by NN in connection with the stock purchase are filed as exhibits to this report and are incorporated herein by reference. The description of the stock purchase set forth herein does not purport to be complete and is qualified by the provisions of the Stock Purchase Agreement and the press release attached hereto.

Item 7.   Financial Statements and Exhibits.

          (a,b) FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.
                Financial statements and pro forma financial information will be filed by amendment within the required reporting period.

          (c)   EXHIBITS. The following exhibits are filed herewith:

               10.20 Stock Purchase Agreement, dated February 16, 2001, by and among NN, Inc., The Delta Rubber Company, The Delta Shareholders and David Harrington as Sellers' Representative

               99.1 Press Release dated February 16, 2001

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NN, Inc.
                                            ----------------------------
                                                   (Registrant)


DATE: February    , 2001
                                            /s/ William C. Kelly, Jr.
                                            William C. Kelly, Jr.
                                            Chief Accounting Officer

                                  EXHIBIT INDEX

Exhibit Number                  Description
--------------                  -----------


10.20 Stock Purchase Agreement, dated February 16, 2001, by and among NN, Inc., The Delta Rubber Company, The Delta Shareholders and David Harrington as Sellers' Representative

99.1 Press Release dated February 16, 2001